SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  December 19, 2008

                             PERFORMING BRANDS, INC.
               (Exact Name of Registrant as Specified in Charter)


   Delaware                     000-50057                       65-1082135
-------------------         -----------------              ---------------------
(State or Other              (Commission                    (IRS Employer
Jurisdiction of               File Number)                   Identification No.)
Incorporation)


                4951 Airport Parkway, #660, Addison, Texas  75001
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               (Address of Principal Executive Offices) (Zip Code)

                                 (972) 818-3862
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                          Registrant's Telephone Number



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          (Former Name or Former Address, if Changed Since Last Report)




     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)



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Item 1.03  Bankruptcy or Receivership.

          On December 18, 2008, the Board of Directors of Performing Brands, Inc. (the "Company") resolved that it is in the best interests of the Company to file a petition in the United States Bankruptcy Court under Chapter 7 of the United States Bankruptcy Code (the "Bankruptcy Petition"). The Company's senior creditor took possession of the Company's bank accounts on December 18, 2008, which foreclosed the Company's ability to continue operations. On December 19, 2008, the Company filed the Bankruptcy Petition in the United States Bankruptcy Court for the Northern District of Texas and ceased to do business. The bankruptcy trustee has yet to be appointed.


Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

          Pursuant to a notice the Company received from the OTC Bulletin Board ("OTCBB") on November 24, 2008, the Company was required to file its quarterly report on Form 10-Q by the close of business on December 18, 2008 in order for the Company's common stock to remain eligible to be quoted on the OTCBB. The Company did not file its quarterly report on Form 10-Q by the close of business on December 18, 2008. Accordingly, the Company's common stock was removed from quotation on the OTCBB effective at the close of business on December 18, 2008.






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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PERFORMING BRANDS, INC.


                                   By:    /s/ Stephen C. Ruffini
                                      ------------------------------------------
                                   Name:   Stephen C. Ruffini
                                   Title:  Chief Financial and Operating Officer


Date:  December 19, 2008






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